UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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CORELOGIC, INC.

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CoreLogic’s Board Is Best Positioned to Maximize Shareholder Value November 2020 • Record 2020 financial results and strong momentum into 2021 and 2022 • CoreLogic’s Board, comprised of directors with substantial M&A and industry expertise, is working to maximize shareholder value Data, analytics and digital platforms connecting the housing lifecycle corelogicvalue.com 1CoreLogic’s Board Is Best Positioned to Maximize Shareholder Value November 2020 • Record 2020 financial results and strong momentum into 2021 and 2022 • CoreLogic’s Board, comprised of directors with substantial M&A and industry expertise, is working to maximize shareholder value Data, analytics and digital platforms connecting the housing lifecycle corelogicvalue.com 1

Safe Harbor/Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to CoreLogic, Inc.’s (“CoreLogic”, the “Company” or “us”) expected financial results, including in the second half of fiscal year 2020 and fiscal years 2021 and 2022; overall mortgage market volumes; market opportunities; stockholder value creation, repurchases of our shares, our strategic plans or growth strategy, and the near and long-term consequences of the unsolicited proposal we received from Senator Investment Group, LP (“Senator”) and Cannae Holdings, Inc. (“Cannae”) on June 26, 2020, as revised on September 14, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K and Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the Securities and Exchange Commission. These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on our ability to repurchase our shares; changes in prices at which we are able to repurchase our shares; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; uncertainties regarding the outcome of any discussions with third parties indicating an interest in acquiring CoreLogic; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. CoreLogic can offer no assurances that it will enter any transaction in the future or, if entered, what the terms of any such transaction would be. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward- looking statements are made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures This presentation contains certain non-GAAP financial measures, including adjusted EBITDA, adjusted EPS and FCF, which are provided only as supplemental information. Investors should consider these non-GAAP financial measures only in conjunction with their most directly comparable GAAP financial measures. These non-GAAP measures are not in accordance with, or a substitute for, U.S. GAAP. A reconciliation of non-GAAP measures for historical periods to the most directly comparable GAAP financial measures is included in this presentation. CoreLogic believes that its presentation of these non-GAAP measures provides useful supplemental information to investors and management regarding CoreLogic's financial condition and results of operations. Adjusted EBITDA is defined as net income from continuing operations adjusted for interest, taxes, depreciation and amortization, share- based compensation, non-operating gains/losses, and other adjustments. Adjusted EPS is defined as diluted income from continuing operations, net of tax per share, adjusted for share-based compensation, amortization of acquisition-related intangibles, non-operating gains/losses, and other adjustments; and assumes an effective tax rate of 25% for 2019 and 26% for 2020, 2021 and 2022. FCF is defined as net cash provided by continuing operating activities, less capital expenditures for purchases of property and equipment, capitalized data, and other intangible assets. Other firms may calculate non-GAAP measures differently than the Company, which limits comparability between companies. Non-GAAP measures are not in accordance with, or a substitute for, U.S. GAAP. Because the non-GAAP measures for future periods included herein are forward-looking, CoreLogic is not able to provide a reconciliation, without unreasonable efforts, of such forward-looking guidance to the most directly comparable GAAP financial measure due to the unknown effect, timing, and potential significance of special charges or gains that are material to the comparable GAAP financial measure. 2Safe Harbor/Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to CoreLogic, Inc.’s (“CoreLogic”, the “Company” or “us”) expected financial results, including in the second half of fiscal year 2020 and fiscal years 2021 and 2022; overall mortgage market volumes; market opportunities; stockholder value creation, repurchases of our shares, our strategic plans or growth strategy, and the near and long-term consequences of the unsolicited proposal we received from Senator Investment Group, LP (“Senator”) and Cannae Holdings, Inc. (“Cannae”) on June 26, 2020, as revised on September 14, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K and Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the Securities and Exchange Commission. These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on our ability to repurchase our shares; changes in prices at which we are able to repurchase our shares; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; uncertainties regarding the outcome of any discussions with third parties indicating an interest in acquiring CoreLogic; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. CoreLogic can offer no assurances that it will enter any transaction in the future or, if entered, what the terms of any such transaction would be. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward- looking statements are made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures This presentation contains certain non-GAAP financial measures, including adjusted EBITDA, adjusted EPS and FCF, which are provided only as supplemental information. Investors should consider these non-GAAP financial measures only in conjunction with their most directly comparable GAAP financial measures. These non-GAAP measures are not in accordance with, or a substitute for, U.S. GAAP. A reconciliation of non-GAAP measures for historical periods to the most directly comparable GAAP financial measures is included in this presentation. CoreLogic believes that its presentation of these non-GAAP measures provides useful supplemental information to investors and management regarding CoreLogic's financial condition and results of operations. Adjusted EBITDA is defined as net income from continuing operations adjusted for interest, taxes, depreciation and amortization, share- based compensation, non-operating gains/losses, and other adjustments. Adjusted EPS is defined as diluted income from continuing operations, net of tax per share, adjusted for share-based compensation, amortization of acquisition-related intangibles, non-operating gains/losses, and other adjustments; and assumes an effective tax rate of 25% for 2019 and 26% for 2020, 2021 and 2022. FCF is defined as net cash provided by continuing operating activities, less capital expenditures for purchases of property and equipment, capitalized data, and other intangible assets. Other firms may calculate non-GAAP measures differently than the Company, which limits comparability between companies. Non-GAAP measures are not in accordance with, or a substitute for, U.S. GAAP. Because the non-GAAP measures for future periods included herein are forward-looking, CoreLogic is not able to provide a reconciliation, without unreasonable efforts, of such forward-looking guidance to the most directly comparable GAAP financial measure due to the unknown effect, timing, and potential significance of special charges or gains that are material to the comparable GAAP financial measure. 2

Our Board Is Laser-Focused on Shareholder Value Creation • Our performance is strong, our revenues are recurring and diversified, and our trajectory is upward • We have delivered record revenues, record EBITDA and record cash flow in 2020 • We project 2021 and 2022 to be even better, with ~95% recurring revenue and 60%+ of 2021 growth already secured by contract wins • Our transformation into a leading info services provider positions us for a multiple re-rating, as has been increasingly recognized by research analysts, and provides further potential value upside • Our Board’s approach has developed interest in CoreLogic at values far in excess of Senator/Cannae’s lowball $66 proposal, which clearly undervalued CoreLogic • Research analysts have a median price target of $72, reaching as high as $80 (and these price targets have been increasing) (1) (1) • We have increased 2020 revenue guidance by ~$225mm and 2020 adjusted EBITDA guidance by ~$110mm since the hostile proposal • Our Board has solicited interests from third parties indicating an interest in acquiring CoreLogic at or above $80 per share – significantly in excess of Senator/Cannae’s lowball $66 proposal • CoreLogic’s Board has tens of billions of dollars of M&A experience, substantial industry expertise and is focused on maximizing value for our shareholders • Senator/Cannae’s slate was nominated to implement the lowball proposal – which they are no longer pursuing as it was clearly inadequate – and has multiple connections to Senator’s Quentin Koffey and Cannae’s Bill Foley, questionable M&A track records and no relevant industry expertise CoreLogic’s Board has delivered value, including soliciting interest at $80+more than $1 billion – or over 20% – above the Senator/Cannae proposal Board representation is not warranted for Senator/Cannae’s nominees 1. Based on midpoint of guidance ranges 3Our Board Is Laser-Focused on Shareholder Value Creation • Our performance is strong, our revenues are recurring and diversified, and our trajectory is upward • We have delivered record revenues, record EBITDA and record cash flow in 2020 • We project 2021 and 2022 to be even better, with ~95% recurring revenue and 60%+ of 2021 growth already secured by contract wins • Our transformation into a leading info services provider positions us for a multiple re-rating, as has been increasingly recognized by research analysts, and provides further potential value upside • Our Board’s approach has developed interest in CoreLogic at values far in excess of Senator/Cannae’s lowball $66 proposal, which clearly undervalued CoreLogic • Research analysts have a median price target of $72, reaching as high as $80 (and these price targets have been increasing) (1) (1) • We have increased 2020 revenue guidance by ~$225mm and 2020 adjusted EBITDA guidance by ~$110mm since the hostile proposal • Our Board has solicited interests from third parties indicating an interest in acquiring CoreLogic at or above $80 per share – significantly in excess of Senator/Cannae’s lowball $66 proposal • CoreLogic’s Board has tens of billions of dollars of M&A experience, substantial industry expertise and is focused on maximizing value for our shareholders • Senator/Cannae’s slate was nominated to implement the lowball proposal – which they are no longer pursuing as it was clearly inadequate – and has multiple connections to Senator’s Quentin Koffey and Cannae’s Bill Foley, questionable M&A track records and no relevant industry expertise CoreLogic’s Board has delivered value, including soliciting interest at $80+more than $1 billion – or over 20% – above the Senator/Cannae proposal Board representation is not warranted for Senator/Cannae’s nominees 1. Based on midpoint of guidance ranges 3

Senator/Cannae Abandoned Their Undervalued Proposal When the Board Obtained Interest at Appropriate Values Senator/Cannae urged shareholders to take their $65/66 price as full value, which is ~18% below the indications of interest that our Board has obtained “We are pleased to submit this proposal “While we are not a bidder at these to acquire the Company for $65.00 per prices, it would be a great outcome for share in cash…we believe this proposal shareholders” delivers full value to shareholders and is well in excess of what the Company can achieve under its current plans” – Senator/Cannae Press Release (1) – Senator/Cannae Press Release (October 30, 2020) (1) (June 26, 2020) The Board’s judgment to reject the lowball proposal has been proven correct 1. Permission to use quotes neither sought nor obtained 4Senator/Cannae Abandoned Their Undervalued Proposal When the Board Obtained Interest at Appropriate Values Senator/Cannae urged shareholders to take their $65/66 price as full value, which is ~18% below the indications of interest that our Board has obtained “We are pleased to submit this proposal “While we are not a bidder at these to acquire the Company for $65.00 per prices, it would be a great outcome for share in cash…we believe this proposal shareholders” delivers full value to shareholders and is well in excess of what the Company can achieve under its current plans” – Senator/Cannae Press Release (1) – Senator/Cannae Press Release (October 30, 2020) (1) (June 26, 2020) The Board’s judgment to reject the lowball proposal has been proven correct 1. Permission to use quotes neither sought nor obtained 4

CoreLogic Is Far More Valuable Than Senator/Cannae's Lowball Proposal

CoreLogic's Board was clearly correct in determining that Senator/Cannae's proposal significantly undervalued the Company – and by rejecting it, has generated interest more in-line with the value of the Company

($ in millions)

	2020 Adjusted EBITDA Guidance	2020 Adjusted EBITDA Multiple	Implied Share Price
Value at Historical Trading Multiples and No Takeover Premium	$615 - $630	~11.3x *Pre-COVID and pre-proposal Trading Multiple*[1]	~$71 - ~$73
Senator/Cannae Multiple Applied to CoreLogic EBITDA	$615 - $630	~13.4x *Implied Multiple*[2] *of Hostile Proposal*	~$86 - ~$89
Upside Case From Multiple Expansion	$615 - $630	~15.1x *Lowest Info Services Trading Multiple*[3]	~$100 - ~$103

Source: FactSet (11/6/2020), Company filings

1. Trading multiple based on 2/20/2020 closing price of $51.50 and midpoint of 2020 guidance issued on 2/19/2020; trading multiple based on midpoint of 2020 guidance at the time immediately prior to the launch of the hostile proposal
2. Multiple implied by Senator/Cannae's initial $65/share proposal and 2020E Management guidance midpoint adjusted EBITDA (~$513m) at the time immediately prior to the launch of the hostile proposal
3. Peer group consists of CoStar, Dun & Bradstreet, Equifax, Experian, Fair Isaac, IHS Markit, RELX, Thomson Reuters, TransUnion, Verisk and Wolters Kluwer; lowest multiple of 15.1x based on Equifax; see page 18 for additional details

5

TEN YEARS CoreLogic

Sell-Side Price Targets Confirm Values up to $80 per Share CoreLogic has raised its 2020 adjusted EBITDA guidance by ~$110 million, an increase of more than 20%, since Senator/Cannae made their unsolicited proposal $80 Analyst price targets $72 have increased to a median of $72 and $70 go up to $80 $67 Senator / $65 Cannae’s $66 Proposal Post Q2 Post FY20 Post Q2 Release Guidance Raise Guidance Raise (7/23/20 - 9/21/20) Current (6/26/20 - 7/6/20) (7/7/20 - 7/22/20) Note: Data based on median of all published price targets during the respective time periods 6Sell-Side Price Targets Confirm Values up to $80 per Share CoreLogic has raised its 2020 adjusted EBITDA guidance by ~$110 million, an increase of more than 20%, since Senator/Cannae made their unsolicited proposal $80 Analyst price targets $72 have increased to a median of $72 and $70 go up to $80 $67 Senator / $65 Cannae’s $66 Proposal Post Q2 Post FY20 Post Q2 Release Guidance Raise Guidance Raise (7/23/20 - 9/21/20) Current (6/26/20 - 7/6/20) (7/7/20 - 7/22/20) Note: Data based on median of all published price targets during the respective time periods 6

Our Board Has Positioned the Company to Maximize Value

CoreLogic's Board	Senator/Cannae
✓ Has been transparent, responsive and solicited interest, in line with shareholder input	✗ Urged shareholders to accept a lowball $66 per share proposal
✓ Appointed four new directors in last three years	✗ Urged us to start an auction at a low price, which would have resulted in much lower proposals than CoreLogic's Board obtained
✓ Is comprised of diverse directors	✗ Nominated directors with little to no industry expertise
✓ Has proven track records of M&A	✗ Criticized the Company's projections, which have since proven to be correct
✓ Conducting a strategic review designed to maximize value for shareholders	✗ Talked down CoreLogic's value to support its low proposal
✓ Shielded shareholders from the value destruction of Senator's lowball proposal, and generated significant interest from a number of parties at $80+, a $1bn+ improvement from Senator/Cannae's proposal	

Who will do a better job of protecting your investment and maximizing value?

CoreLogic's Board has already demonstrated a clear commitment to shareholder value creation and is accountable to all shareholders at the upcoming 2021 annual meeting

7

TEN YEARS CoreLogic

Our Performance Is At a Record Level With An Established Path to Value Upside in 2021 and BeyondOur Performance Is At a Record Level With An Established Path to Value Upside in 2021 and Beyond

Our Data and Digital Platforms Help Millions of People Find, Buy and Protect Homes Every Year

Our solutions power major housing finance and insurance companies globally



Market Trends & Insights
Property & Portfolio Intelligence
Property Listing & Marketing Services
Find.
Portfolio Risk Monitoring
Property Valuation
Property Tax Solutions
Buy.
CoreLogic
Protect.
Property Insurance Solutions
Climate & Location Risk Monitoring

- Revenue mix 55% housing finance and ~45% non-mortgage; ~95%+ recurring
- Unique scale and reach with significant addressable TAM for upside as evidenced by our insurance, international and other non-mortgage growth

8
TEN YEARS CoreLogic

CoreLogic Is Delivering Results…

3 straight quarters of outperformance, 2020 guidance increases of ~$225mm for revenue and ~$110mm for adjusted EBITDA and clear line-of-sight into 2021 growth

($ in millions)	Before Senator / Cannae Proposal	Current	Change[1]
2020E Revenue Guidance	$1,690 - $1,730	$1,920 - $1,945	↑ +13%
2020E Adjusted EBITDA Guidance	$500 - $525	$615 - $630	↑ +21%
2020E Adjusted EBITDA Margin Guidance	~30%	~36%[2]	↑ +~600 bps
2021E Adjusted EBITDA Consensus[3]	$508	$613[4]	↑ +21%

Source: FactSet, Wall Street Research, Company filings
1. Based on midpoint of guidance ranges where applicable
2. Reflects previous guidance issued on September 22, 2020, adjusted to exclude discontinued operations
3. Based on estimates from Baird, Barclays, Compass Point, Deutsche Bank, KBW, Stephens, Truist, Wells Fargo, Wolfe and Zelman
4. Reflects previous guidance issued on September 22, 2020

9

TEN YEARS CoreLogic

...And Delivers on Its Commitments

We have met or beat our adjusted EBITDA guidance range in all 13 quarters since we began issuing quarterly guidance


FY17
FY18
FY19
FY20
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Adjusted EBITDA Guidance Range
Midpoint

"We think the co's 5% C21 organic rev growth outlook <u>could be conservative</u>"

– TRUIST *(October 23, 2020)*[1]

10

1. Permission to use quotes neither sought nor obtained

TEN YEARS CoreLogic

Our Strategy and Investments Drive Valuation Upside for 2021 and Beyond

Stable Revenue Base with Reduced Cyclicality

Increasing Non-Mortgage Revenue Mix



Single Digits
~35%
~40%
~45%(1)
~50%(1)
2011
2018
Today
2021E
2022E



~95% Recurring Revenue

Sustainable Growth

Consistent Track Record of Growth
FY 2011 – FY 2020E

- 6% Revenue CAGR[2]
- 11% Adjusted EBITDA CAGR[2]
- 22% Adjusted EPS CAGR[2]

Visibility Into Mid to High-Single Digit Organic Revenue Growth

- New Business Wins
- Share Gains
- New Products and Solutions

Expanding Adjusted EBITDA Margins

1,000+ bps
Of margin expansion since 2011

~40 bps
Additional annual margin expansion expected

Strong Capital Return

$2bn+
of capital returned from 2011 through the end of 2020[3]

$1bn
repurchase plan announced in Q2 2020

50%
dividend increase in Q2 2020

55-65%
free cash flow conversion over the last five years

1. Reflects elimination of discontinued operations
2. From FY 2011 – FY 2020E; based on midpoint of FY 2020 guidance; does not reflect impact of announced divestitures or $1bn share repurchase program
3. Includes $500mm planned share repurchases during 2H 2020

11

TEN YEARS CoreLogic

Shareholders Should Benefit From Ongoing Value Creation Œ Demonstrably accelerating growth with strength in our non-mortgage business  Clear line of sight to deliver 2021 guidance Ž Macro trends provide multi-year tailwind to our business  Highly recurring revenue increases visibility and reduces cyclicality  Significant return of capital, with more to come 12Shareholders Should Benefit From Ongoing Value Creation Œ Demonstrably accelerating growth with strength in our non-mortgage business  Clear line of sight to deliver 2021 guidance Ž Macro trends provide multi-year tailwind to our business  Highly recurring revenue increases visibility and reduces cyclicality  Significant return of capital, with more to come 12

❶ Demonstrably Accelerating Growth With Strength In Our Non-Mortgage Business

- **Year-to-date organic growth of ~5.5%, consistent with 2021 forecasted growth rate**
- **Broad-based market share gains secured across mortgage and non-mortgage**
- **Expanded client solutions and new product revenue growth in mortgage and real estate**
- **Strategic "mega" wins[2] in insurance & spatial and tax payment processing**
  - Contributed over 30% of Q3 organic growth
  - Revenue from new contracted wins will significantly ramp up in 2021
  - Liberty Mutual win serves as a catalyst to significantly grow our insurance footprint



YoY Revenue Growth (Cont. Ops)(1)
15%
13%
14%
23%
5%
3%
5%
8%
4Q 19
1Q 20
2Q 20
3Q 20
Total Revenue Growth Rate
Organic Growth Rate

We forecast 5% organic growth in 2021 and 2022

13

1. Total growth rates are pro forma for previously announced AMC transformation program, exit of non-core default technology operations, and impact of COVID-19
2. We define "Mega" wins as contracts in excess of one year in duration and greater than $10 million in total revenue

TEN YEARS CoreLogic

 Clear Line Of Sight To Deliver 2021 Guidance ($ in millions) ~3% ~5% / Overall Organic Growth Growth $1,585 - $1,630 $1,550 - $1,575 $15 - $20 ($55) - ($45) $75 - $80 Majority of 10-15% Over 60% of expected COVID contraction in 2021 growth impact not U.S. mortgage target secured directly tied to market expected by 2020 YTD U.S. mortgage in 2021 contract wins volume 2020 Revenue Expected U.S. Mortgage Organic 2021 Revenue Guidance COVID Recovery Market Growth Guidance 14 Clear Line Of Sight To Deliver 2021 Guidance ($ in millions) ~3% ~5% / Overall Organic Growth Growth $1,585 - $1,630 $1,550 - $1,575 $15 - $20 ($55) - ($45) $75 - $80 Majority of 10-15% Over 60% of expected COVID contraction in 2021 growth impact not U.S. mortgage target secured directly tied to market expected by 2020 YTD U.S. mortgage in 2021 contract wins volume 2020 Revenue Expected U.S. Mortgage Organic 2021 Revenue Guidance COVID Recovery Market Growth Guidance 14

❸ Macro Trends Provide Multi-Year Tailwind To Our Business

Mortgage Rates Are at Historic Lows…



30-yr Fixed-Rate Mortgage[1]
(~120 bps)
6%
4%
2%
0%
4.0%
2.8%
Dec-17
Jul-18
Feb-19
Sep-19
Apr-20
Oct-20

…And Will Likely Remain That Way Through 2023 With The Fed On Hold…



Fed Funds Rate Projections (%)[2]
0.2
0.1
0.0
0.1%
Jan-20
Jan-21
Jan-22
Jan-23

…and Even One of Bill Foley's Companies Estimates That There Are a Historically High Number of Mortgage Refinancing Candidates That Should Provide Years of Demand

Black Knight Forecast of Refinance Candidates (millions)[3]



25
20
15
10
5
0
Sep-19 Nov-19 Dec-19 Feb-20 Mar-20May-20 Jul-20 Aug-20 Oct-20

> *"While the housing market undoubtedly has felt the effects of COVID-19, **we are encouraged by recent homebuyer demand as well as mortgage rates that should remain at record lows for the foreseeable future**"*
>
> \- Sam Khater, Chief Economist, Freddie Mac (Jun 2020)[4]

> *"There are still nearly **18 million homeowners** with good credit and at least 20% equity who stand to **cut at least 0.75% off their current first lien rate by refinancing**"*
>
> \- Ben Graboske, Black Knight Data & Analytics President (Sep 2020)[4]

1. Freddie Mac (10/31/20)
2. Based on most recent Federal Open Market Committee meeting (9/17)
3. Black Knight Mortgage Monitor (September 2020)
4. Permission to use quotes neither sought nor obtained

15

TEN YEARS CoreLogic

④ Highly Recurring Revenue Increases Visibility and Reduces Cyclicality

Revenue Mix[1]


~95% of Revenue is Recurring
55% Recurring fixed
40% Recurring variable
5% Non-recurring

- **Long-term customer relationships with exceptionally high renewal rates:**
  - Our data is deeply embedded in customer workflows
  - Recurring revenue is one year or greater
  - Overwhelming majority of contracts are multi-year or evergreen arrangements
- **Since prior year[1]:**
  - Recurring fixed revenue increased to 55% from 45%
  - Percentage of revenues from non-mortgage increased to ~45% from 40%

1. Reflects divestiture of reseller businesses

16

TEN YEARS CoreLogic

5 Significant Return of Capital, With More To Come

- **$1bn share repurchase program**
  - $500 million in FY 2020
  - $300 million in FY 2021
  - $200 million in FY 2022
- **Quarterly dividend recently increased by 50%**
- **Consistently deliver 55-65% free cash flow conversion**
  - 73% over 12 months ending Q3 2020
- **Leverage of 2.5x and significant cash on hand provide additional firepower**



Total Capital Returned ($ in millions)
Prior Cumulative
Periodic
Projected
207
433
674
766
863
1,058
1,265
1,374
1,461
~595(1)
~2,056
~393(2)
~2,449
~289(3)
~2,738
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020E
2021E
2022E

1. Assumes $44m of completed share repurchases and dividends in 1H 2020 and ~$551m of forecasted share repurchases (~$500m) and dividends (~$51m) in H2 2020
2. Assumes ~$300m of forecasted share repurchases and ~$93m of dividends in 2021
3. Assumes ~$200m of forecasted share repurchases and ~$89m of dividends in 2022

17

TEN YEARS CoreLogic

CoreLogic’s Transformation Has Positioned Us For A Multiple Re-RatingCoreLogic’s Transformation Has Positioned Us For A Multiple Re-Rating

Our Transformation Into A Leading Info Services Provider Warrants A Multiple Re-Rating...

We Meet The Criteria of a Leading Info Services Provider

Leadership Position in a Large and Growing Market	#1 property data provider to a ~$34 trillion market[1]. Long-term customer relationships with exceptionally high renewal rates
Scale Economies and Resilient Business Model	36%[5] adjusted EBITDA margin for continuing ops with visibility into continued margin expansion
Recurring and Growing Revenue	Mid to upper single-digit growth with ~95% recurring revenue and approaching ~50% non-mortgage

Our Financial Profile Already Meets or Exceeds Info Services Median

2019A – 2022E Revenue CAGR



CoreLogic Cont. Ops:(2) 7%
Info Svcs Median: 5%
13% 8% 7% 7% 5% 5% 3% 3% 2% 2% 1%
CSGP(3) EFX FICO(4) VRSK EXPN TRU TRI INFO(4) DNB WKL REL

2020E Adjusted EBITDA Margin



CoreLogic Cont. Ops:(5) 36%
Info Svcs Median: 34%
50% 43% 41% 38% 35% 34% 34% 34% 32% 32% 30%
VRSK INFO DNB TRU EFX EXPN FICO REL TRI CSGP WKL

TEV/2020E Adjusted EBITDA Multiple



CoreLogic:(6) 12.0x
Info Svcs Median: 22.0x
62.1x 33.1x 25.8x 23.5x 23.0x 22.0x 19.4x 19.3x 16.4x 16.2x 15.1x
CSGP FICO VRSK TRI EXPN INFO DNB TRU WKL REL EFX

Source: FactSet (11/6/2020), Company filings

Note: CSGP = CoStar, DNB = Dun & Bradstreet, EFX = Equifax, EXPN = Experian, FICO = Fair Isaac, INFO = IHS Markit, REL = RELX, TRI = Thomson Reuters, TRU = TransUnion, VRSK = Verisk, WKL = Wolters Kluwer

1. Zillow estimate for the 2019 total U.S. housing market
2. 2019A includes a ~$70m adjustment related to the completion of the AMC transformation program and exit of non-core default technology operations; 2022E reflects the midpoint of Management guidance, including discontinued operations
3. Pro forma for acquisitions of STR and Ten-X Commercial
4. Reflects fiscal year 2019A – 2022E revenue CAGR. All other metrics reflect calendar year-end financials
5. Reflects 2020E continuing operations adjusted EBITDA margin based on the midpoint of Management guidance
6. Adjusted EBITDA based on the midpoint of 2020E Management guidance including discontinued operations

18

TEN YEARS CoreLogic

...Implying a Value Inline With Recent Third Party Indications of Interest ~$102 ~$93 ~$85 ~$77 Senator/Cannae ~$69 Proposal Price: ~$66 1 11.0x 12.0x 13.0x 14.0x 15.1x Lowest Info Services Trading Multiple Source: FactSet (11/6/2020), Company filings 19 1. Peer group consists of CoStar, Dun & Bradstreet, Equifax, Experian, Fair Isaac, IHS Markit, RELX, Thomson Reuters, TransUnion, Verisk and Wolters Kluwer; lowest multiple of 15.1x based on Equifax; see page 18 for additional details...Implying a Value Inline With Recent Third Party Indications of Interest ~$102 ~$93 ~$85 ~$77 Senator/Cannae ~$69 Proposal Price: ~$66 1 11.0x 12.0x 13.0x 14.0x 15.1x Lowest Info Services Trading Multiple Source: FactSet (11/6/2020), Company filings 19 1. Peer group consists of CoStar, Dun & Bradstreet, Equifax, Experian, Fair Isaac, IHS Markit, RELX, Thomson Reuters, TransUnion, Verisk and Wolters Kluwer; lowest multiple of 15.1x based on Equifax; see page 18 for additional details

Sell-Side Analysts Recognize CoreLogic's Value Proposition

TRUIST *Price Target: $80*	*"We reiterate our Buy and $80PT (12.2x C22E EBITDA). It is our view **CoreLogic is executing better than in recent memory, driving share gains, better organic rev growth and EBITDA % expansion**. We accordingly see **multiple expansion**, as reflected in our PT."* *"We argue the sum of: **1) faster organic rev growth; 2) more defensible strategic position; 3) share gains; 4) modest pricing power; 5) robust op leverage and FCF; and 6) capital return** argue for at-least-modest multiple expansion."* ***"We think the co's 5% C21 organic rev growth outlook could be conservative."*** -OCTOBER 23, 2020[1]
WOLFE RESEARCH *Price Target: $77*	*"Following CLGX's raised guide and presentation related to stronger market trends we raise our estimates slightly but maintain our valuation in the **12-13x EBITDA range**. After speaking with management we came away incrementally constructive on **1) near-term flow-through opportunity from elevated refi levels, 2) potential for incremental traction in the Insurance segment following a first-of-its kind signing with a major client, and 3) margin expansion related to a higher quality revenue mix and productivity measures.**"* -SEPTEMBER 23, 2020[1]
BARCLAYS *Price Target: $73*	*"If CLGX is able to meet the high end of its 2021 revenue/EBITDA guidance, **the stock could trade at a 1x premium to our 12x base case multiple and trade to $89/share.**"* -OCTOBER 9, 2020[1]
COMPASS POINT RESEARCH & TRADING, LLC *Price Target: $70*	*"All together, **we view the 2021 guidance as achievable** given the backlog of announced client wins and our expectation for continued elevated refinance volume supporting UWS and operating leverage."* -OCTOBER 23, 2020[1]
Stephens *Price Target: $69*	*"Even if the bid comes up empty, **we do believe that CLGX will be better off as a company when the dust settles no matter the outcome as management has already put into motion several value creation drivers** (strategy in place/tied to multiyear financial targets, cleaning up the core with necessary divestitures, turbo-charging innovation, more generous capital returns, etc.) all of which should have positive and lasting LT effects."* -JULY 24, 2020[1]
Dowling & Partners *Price Target: $76[2]*	*"CoreLogic posted strong Q3 results and the macro backdrop and new contract wins support **positive momentum into year-end and 2021.** In addition, **the exiting of the credit business does remove market-related volatility** from the company and has improved our forecast closer to the company's adjusted guidance despite having a more cautious view of the origination outlook. **Exiting of credit, a mid-teen margin business, also improves the financial profile of CLGX, which does warrant multiple reconsideration** (higher multiple on lower EBITDA base). Taking this all into consideration, we have increased our EV/EBITDA **multiple assessment for the company into the 13.0x – 14.0x range from ~12x and are estimating forward fair value in the mid-$70s.**"* -OCTOBER 23, 2020[1]

1. Permission to use quotes neither sought nor obtained
2. Dowling & Partners does not provide a price target but notes the midpoint of their 12-month forward fair value of the stock is ~$76 per share in its most recent research report

20

TEN YEARS CoreLogic

We Have Assembled A Fit-For- Purpose Board To Oversee Our Continued Execution And Evaluate All Pathways To ValueWe Have Assembled A Fit-For- Purpose Board To Oversee Our Continued Execution And Evaluate All Pathways To Value

Our Board Has Substantial Experience in Assessing and Delivering Shareholder Value…



Paul F. Folino (C)
Former Chairman & CEO, Emulex



Frank D. Martell
President & CEO, CoreLogic



Douglas C. Curling
Principal & Managing Director, New Kent Capital



John C. Dorman
Former Chairman & Interim CEO, Online Resources



Vikrant Raina
CEO & Managing Partner, BV Investment Partners



Jaynie Miller Studenmund
Former COO, Overture Services



David F. Walker
Former Partner, Arthur Andersen

- Microsemi $9.9bn sale to Microchip
- Microsemi $392mm acquisition of Actel
- Microsemi $349mm acquisition of Vitesse
- Emulex $295mm acquisition of Vixel
- Lantronix $23mm acquisition of Intrinsyc
- CoreLogic $661mm acquisitions of DataQuick / MSB
- CoreLogic $475mm acquisition of FNC
- CoreLogic $120mm acquisition of a la mode
- CoreLogic $64mm acquisition of Symbility
- CoreLogic $45mm Collateral Solutions sale
- CoreLogic $25mm acquisition of Myriad
- CoreLogic $13mm acquisition of HomeVisit
- ChoicePoint Precision Marketing $4.0bn sale to Reed Elsevier
- Digital Insight $1.3bn sale to Intuit
- Digital Insight $396mm acquisition of Front Security
- Online Resources $127mm sale to ACI
- Treasury Services Corporation $120mm sale to Oracle
- reimagine sale to dynata
- acquisition of Sharpline
- bv acquisition of EDCO
- bv majority stake acquisition of risk international
- Pinnacle $5.6bn sale to Penn National Gaming, Inc.
- aQuantive $5.2bn sale to Microsoft
- Pinnacle $2.7bn acquisition of Ameristar
- LifeLock $2.1bn sale to Symantec
- Pinnacle $1.9bn sale to Gaming & Leisure
- Pacific Premier Bancorp, Inc. $977mm acquisition of Opus Bank
- Paradyne $141mm sale to Zhone

21

TEN YEARS CoreLogic

…And the Right Experience & Expertise to Guide Our Strategy Public Company Insurance/ Director Financial/M&A Private Equity/ Investing CEO/CFO/COO Real Estate/ Technology Paul F. FolinoPPP Frank D. Martell PPPP J. David ChathamPPP Douglas C. CurlingPPPP John C. Dorman PPPP Claudia Fan MuncePPP Thomas C. O’BrienPPP Pamela H. PatenaudeP Vikrant RainaPPP J. Michael Shepherd PP Jaynie Miller StudenmundPPP David F. WalkerPP 7 of 12 Directors 12 of 12 Directors 9 of 12 Directors 7 of 12 Directors 22…And the Right Experience & Expertise to Guide Our Strategy Public Company Insurance/ Director Financial/M&A Private Equity/ Investing CEO/CFO/COO Real Estate/ Technology Paul F. FolinoPPP Frank D. Martell PPPP J. David ChathamPPP Douglas C. CurlingPPPP John C. Dorman PPPP Claudia Fan MuncePPP Thomas C. O’BrienPPP Pamela H. PatenaudeP Vikrant RainaPPP J. Michael Shepherd PP Jaynie Miller StudenmundPPP David F. WalkerPP 7 of 12 Directors 12 of 12 Directors 9 of 12 Directors 7 of 12 Directors 22

Our Board Plays A Critical Role In Oversight

Shareholder-Friendly Governance…
Independent Chairman
Annually-elected directors
Shareholders may act by written consent
Shareholders can call special meetings
Opted out of Section 203 of Delaware General Corporation Law
Majority voting standard
Compensation correlated with performance – CEO pay was 0.87x the peer median
Short-term shareholder rights plan

…Coupled With Effective Oversight

- ✓ Robust, independent oversight – 11 of 12 directors are independent
- ✓ Committed to thoughtful refreshment, including four new independent directors added in past three years
- ✓ Fully independent Audit, Compensation and Nominating and Corporate Governance Committees
- ✓ The Board regularly holds executive sessions without management team members present
- ✓ CoreLogic Board is held responsible for overseeing key business risks and regulating management processes
- ✓ Directors regularly achieve 98%+ support from shareholders for election

23

TEN YEARS CoreLogic

Our Board Is Independent, Engaged And Highly Qualified



Paul F. Folino (C)
Former Chairman & CEO, Emulex

- Significant expertise in information technology and intellectual property
- Strong executive background
- Extensive public company director experience



Frank D. Martell
President & CEO, CoreLogic

- Internal executive leadership capacities for 8+ years
- Intimate knowledge of Company culture, operations, strategy, financial and competitive position



J. David Chatham
President & CEO, Chatham Holdings

- Significant experience in real estate with deep understanding of mortgage, home building, brokerages, valuation and appraisals and residential and commercial real estate markets
- Broad executive and board experience



Douglas C. Curling
Principal & Managing Director, New Kent Capital

- Operational background and board experience with deep knowledge of operating a publicly traded data business, the insurance industry, data monetization and growth strategies



John C. Dorman
Former Chairman & CEO, Digital Insight

- Valuable insights on operational, technology and growth strategies, the financial innovation space and board logistics as prior CEO of a technology service provider during rapid growth and expansion



Claudia Fan Munce
Venture Advisor, New Enterprise Associates

- Experience in identifying, acquiring and selling emerging technologies and helping firms advance growth via technology, innovation and strategy
- Certified as a cybersecurity oversight director by the NACD



Thomas C. O'Brien
Former President & CEO, Insurance Auto Auctions

- Valued management insights from prior CEO experience
- Leadership skills, board experience and background in corporate governance
- Extensive insurance expertise



Pamela H. Patenaude
Former Deputy Secretary, U.S. Department of Housing and Urban Development

- Relevant insight and expertise from a career focused on housing policy and community development



Vikrant Raina
CEO & Managing Partner, BV Investment Partners

- Experience in identifying, acquiring and selling emerging technologies and helping firms advance growth
- Knowledge of technology and data services, business services, risk management and investment strategies



J. Michael Shepherd
Chairman and Former President & CEO, Bank of the West

- Unique perspective via combination of former public service, regulatory and financial housing policy experience, as well as top-tier commercial and retail banking leadership



Jaynie Miller Studenmund
Former President & COO, PayMyBills

- Executive operating experience with fast growing, innovative companies
- Extensive public director experience



David F. Walker
Former Partner, Arthur Andersen

- CPA and certified fraud examiner with extensive experience in public accounting and on public company boards
- Expertise in financial reporting, controls and risk management

Four Recent Additions to Board

(C) = Independent Chairman

24

TEN YEARS CoreLogic

Senator/Cannae’s Nominees Have Questionable Track Records That Would Put Shareholder Value At RiskSenator/Cannae’s Nominees Have Questionable Track Records That Would Put Shareholder Value At Risk

Senator/Cannae’s Nominees Are Unqualified and Aligned Themselves to a Clearly Inadequate Proposal • If you were constructing a Board, would you select individuals with the backgrounds and track records of Senator/Cannae’s slate? • Previous professional histories of working with the same individuals who put forward and subsequently abandoned a clearly inadequate proposal • No relevant industry experience • Limited experience serving on public company boards with the size and scale of CoreLogic • Involved with companies subject to serious investigations and litigation on issues ranging from manipulative marketing tactics, deceptive disclosures, and poorly-executed M&A to breach of fiduciary duty, amongst others • In constructing our Board, we have selected individuals with the right expertise to lead a company in our sector and a demonstrable track record of long-term value creation for shareholders • Apply a diverse skillset including in public executive leadership, insurance, real estate, technology, finance, M&A, private equity and investing • Have overseen the transformation of our business into one with a stable revenue base with reduced cyclicality, mid-to-high single (1) digit revenue growth, ~36% margins and strong capital returns • Executing a strategic review that has generated indications of interest at $80+, $14+ higher than Senator/Cannae’s lowball bid Why would you give Board representation to parties who were aligned with a $66 bid, when the CoreLogic Board has solicited interest at $80+? 1. Reflects previous guidance issued on September 22, 2020, adjusted to exclude discontinued operations 25Senator/Cannae’s Nominees Are Unqualified and Aligned Themselves to a Clearly Inadequate Proposal • If you were constructing a Board, would you select individuals with the backgrounds and track records of Senator/Cannae’s slate? • Previous professional histories of working with the same individuals who put forward and subsequently abandoned a clearly inadequate proposal • No relevant industry experience • Limited experience serving on public company boards with the size and scale of CoreLogic • Involved with companies subject to serious investigations and litigation on issues ranging from manipulative marketing tactics, deceptive disclosures, and poorly-executed M&A to breach of fiduciary duty, amongst others • In constructing our Board, we have selected individuals with the right expertise to lead a company in our sector and a demonstrable track record of long-term value creation for shareholders • Apply a diverse skillset including in public executive leadership, insurance, real estate, technology, finance, M&A, private equity and investing • Have overseen the transformation of our business into one with a stable revenue base with reduced cyclicality, mid-to-high single (1) digit revenue growth, ~36% margins and strong capital returns • Executing a strategic review that has generated indications of interest at $80+, $14+ higher than Senator/Cannae’s lowball bid Why would you give Board representation to parties who were aligned with a $66 bid, when the CoreLogic Board has solicited interest at $80+? 1. Reflects previous guidance issued on September 22, 2020, adjusted to exclude discontinued operations 25

Senator/Cannae's Nominees Lack Experience and Expertise

- Involved in a significant post-acquisition write-down following Cypress' acquisition of Spansion in 2014
- No apparent financial services, management or operating experience
- Proxy advisor voted against her re-election at Morningstar due to concerns regarding Audit Committee risk oversight
- Director and audit committee member at Tyco during the major scandal
- Unsuccessful board nominee on at least five occasions



Bradford
Landis
Albrecht
Lane
Lack of Industry Experience
Extensive Litigation History
McKendrick
Poor TSR History
Winship
Poor Corporate Governance History
Rabin
Wardell
Ravi

- No experience serving on boards similar in size to CLGX's board
- Sued for breach of fiduciary duties as CEO of AMCOL
- Appointed to Bunge's Board in connection to an activist campaign from D.E. Shaw, when Senator's Quentin Koffey served as Head of Activism
- Served as a director at RLJ Entertainment, where Senator was an investor prior to its IPO in 2012
- Connection to Cary Thompson, director of FNF and banker to Foley network companies
- No apparent financial services, management or operating experience

26

TEN YEARS CoreLogic

ConclusionConclusion

Our Board Has Positioned the Company to Maximize Value

CoreLogic's Board	Senator/Cannae
✓ Has been transparent, responsive and solicited interest, in line with shareholder input	✗ Urged shareholders to accept a lowball $66 per share proposal
✓ Appointed four new directors in last three years	✗ Urged us to start an auction at a low price, which would have resulted in much lower proposals than CoreLogic's Board obtained
✓ Is comprised of diverse directors	✗ Nominated directors with little to no industry expertise
✓ Has proven track records of M&A	✗ Criticized the Company's projections, which have since proven to be correct
✓ Conducting a strategic review designed to maximize value for shareholders	✗ Talked down CoreLogic's value to support its low proposal
✓ Shielded shareholders from the value destruction of Senator's lowball proposal, and generated significant interest from a number of parties at $80+, a $1bn+ improvement from Senator/Cannae's proposal	

Who will do a better job of protecting your investment and maximizing value?

Vote <u>AGAINST</u> The Senator/Cannae Proposals at the November 17th Special Meeting

27

TEN YEARS CoreLogic

AppendixAppendix

The Senator / Cannae Campaign Has Been All About Misinformation and Hostile Tactics, Not Value

Senator/Cannae's torrent of misinformation obfuscates the facts in an attempt to take value from CoreLogic shareholders

Senator/Cannae Have Made Many Erroneous Claims…	…While In Fact:
Claim their $66 per share proposal is compelling *"We Have Made a Compelling Proposal"* *— Senator/Cannae Presentation (10/21)*	✓ At our pre-COVID and pre-proposal multiple of 11.3x[1], the implied trading price based on our current guidance would be ~$70, with **no takeover premium** ✓ The implied multiple of their original proposal, ~13.4x[2], now implies a price of ~$88 ✓ The current median research analyst price target is $72, significantly above their proposal (and has been trending upward) ✓ Their presentation conspicuously excludes any research analyst comments since July – likely because price targets have been trending sharply upward and commentary widely cites to our potential for multiple expansion ✓ Since the June proposal, we have announced a $1bn share repurchase, increased our dividend by 50%, and increased our adjusted EBITDA guidance by ~$110mm[3] – which translates into $16/share of additional value at the 11.3x multiple and $18/share at the 13.4x multiple
Ascribe no value to our recent performance *"The current surge in mortgage origination volumes reflected in second and third quarter results does not impact our assessment of value"* *— Senator/Cannae Letter to CoreLogic Board (9/14)*	**Our recent momentum is sustainable and real:** ✓ We have increased our non-mortgage business mix to ~45%[4] and expect to reach 50%[4] by 2022 ✓ ~95% of our revenues are recurring with 55% fixed recurring ✓ Recent business wins in non-mortgage segments (e.g. Liberty) provide significant visibility to the sustainability of our strong performance ✓ Perhaps Senator/Cannae meant to say that our revenue and earnings outperformance and avalanche of cash flow won't change their low ball offer – because it's not credible to say that it doesn't impact value (especially when research analyst price targets are trending sharply upward)

1. Trading multiple based on 2/20/2020 closing price of $51.50 and midpoint of 2020 guidance issued on 2/19/2020; trading multiple based on midpoint of 2020 guidance at the time immediately prior to the launch of the hostile proposal
2. Multiple implied by Senator/Cannae's initial $65/share proposal and 2020E Management guidance midpoint adjusted EBITDA (~$513m) at the time immediately prior to the launch of the hostile proposal
3. Based on midpoint of guidance ranges
4. Reflects elimination of discontinued operations

28

TEN YEARS CoreLogic

The Senator / Cannae Campaign Has Been All About Misinformation and Hostile Tactics, Not Value (Cont'd)

Senator/Cannae's torrent of misinformation obfuscates the facts in an attempt to take value from CoreLogic shareholders

Senator/Cannae Have Made Many Erroneous Claims...	...While In Fact:
Claim that we should be valued based on a "normalized" mortgage market of $1.75tn *"Any Valuation of Corelogic Should Normalize For Mortgage Volumes"* *— Senator/Cannae Presentation (10/21)*	✓ This made-up approach is fundamentally flawed and deserves no consideration • No research analysts use this approach • Their definition of what is "normal" is wrong – 2019 and 2020 are both well above this range. Even the MBA, the most conservative forecaster and the firm cited elsewhere by Senator/Cannae, has forecasted volumes of $2.13 trillion or higher for 2021, 2022 and 2023 • Senator/Cannae's analysis fails to take into account any annual home price appreciation changes. For example, $1.5 trillion in 2011 would be more equivalent to approximately $2.2 trillion in 2020 with annual price appreciation of 4% to 5% ✓ This made-up analysis permeates their entire case on value, resulting in an arbitrary haircut of 25% on our 2020 value and 33% in 2021 ✓ Moreover, despite research analysts observing that our 2021 revenue projections may be conservative, Senator/Cannae applied a second arbitrary haircut – eliminating 10% of our 2021 EBITDA ✓ The collective impact of these arbitrary and, we believe, baseless adjustments was a $193 million reduction in 2021 Adjusted EBITDA – applying our pre-COVID and pre-proposal ~11.3x multiple, a reduction of $2.18 billion of value

29

TEN YEARS CoreLogic

The Senator / Cannae Campaign Has Been All About Misinformation and Hostile Tactics, Not Value (Cont'd)

Senator/Cannae's torrent of misinformation obfuscates the facts in an attempt to take value from CoreLogic shareholders

Senator/Cannae Have Made Many Erroneous Claims…	…While In Fact:
Claim that we have not shown growth *"CoreLogic Has Never Grown"* *— Senator/Cannae Presentation (10/21)*	✓ During the last four quarters, we have grown 15%, 13%, 14% and 23% on a continuing ops basis with an average of 5% organic growth ✓ Our growth numbers are trending upwards – during Q3 2020, we achieved 23% YoY total revenue growth and 8% organic growth on a continuing ops basis ✓ Our 5% organic growth forecast in 2020 and 2021 is underpinned by high recurring revenue and 60% of our 2021 growth guidance "in the bag" from contracted new business wins ✓ We achieved ~5% revenue growth (CAGR) from 2011 to 2019, before our record 2020
Claim that we have not hit our margin target *"Has Not Actually Achieved" 30% EBITDA Margin* *— Senator/Cannae Presentation (10/21)*	✓ We achieved 30% adjusted EBITDA margin in Q3 2019, ahead of schedule, and have continued to grow margins throughout 2020, with 40% in Q3 ✓ For FY 2020, expect 36% adjusted EBITDA margin for continuing operations, and to see continued margin expansion of ~40bps per year going forward

30

TEN YEARS CoreLogic

The Senator / Cannae Campaign Has Been All About Misinformation and Hostile Tactics, Not Value (Cont'd)

Senator/Cannae's torrent of misinformation obfuscates the facts in an attempt to take value from CoreLogic shareholders

Senator/Cannae Have Made Many Erroneous Claims...	...While In Fact:
Claim our forecasts are overly optimistic *"After years of poor organic growth, today's multi-year forecast implies wildly optimistic assumptions including mortgage originations well above consensus industry projections."* *— Senator/Cannae Press Release (7/7)*	**Since they made their ill-informed claim:** ✓ We beat Q2 and Q3 revenue and EBITDA guidance handily ✓ We raised 2020 and 2021 guidance – and are on track to meet or beat it ✓ Industry participants revised mortgage volume projections substantially higher, including MBA (cherry-picked by Senator/Cannae because it's the prognosticator that had the lowest forecasts at the time and has, as a result, been the most wrong about the trend) which has since increased its 2020 forecast by $524bn, its 2021 forecast by $404bn, and its 2022 forecast by $239bn. Remarkably, a few days after Senator/Cannae filed their October presentation, MBA published 2023 forecasts of over $2tn ✓ We have guided to 5% organic growth in 2021 and 2022 in a down mortgage market, with new business wins securing 60%+ of 2021 growth guidance ***"We think the co's 5% C21 organic rev growth outlook could be conservative"*** — TRUIST *(Oct 2020)*
Claim that we have "underperformed" *"CoreLogic Wants an 'Information Services Peer' Multiple...But Has Not Come Close to Their Multiple, Growth, or TSR."* *— Senator/Cannae Presentation (10/21)*	✓ Senator/Cannae are playing games with respect to peer selection • They include Moody's and S&P in their peer set, which are rating agencies and not remotely comparable to our business • Their comp set includes many information services companies with well under 50% mortgage exposure over time periods during which we had well over 50% mortgage exposure[1] • But elsewhere in their presentation they argue that we should not be compared to these same info services companies, and hope the reader doesn't notice their inconsistent approach ✓ Over the last two years, we have outperformed the more accurately selected peer set of information services companies with similar mortgage exposure[1] by 8% (for the period ending before the launch of the hostile bid) ✓ We have outperformed the full information services peer set over the last 18 months, using a more accurate end point date of 6/25[2],[3] ✓ Revenue growth and adjusted EBITDA margin are above info services peer median[3]

31

1. Mortgage exposed peers include: Zillow, Mr. Cooper Group, Black Knight, Fidelity National Financial, RealPage, First American, PennyMac Financial, Radian Group, Realogy, MGIC Investment Corp, Altisource, Equifax, FICO and Transunion
2. CoreLogic TSR of 66% vs. info services peer average TSR of 63%
3. Info services peers include: CoStar, Equifax, Experian, Fair Isaac, IHS Markit, RELX, Thomson Reuters, TransUnion, Verisk and Wolters Kluwer

TEN YEARS CoreLogic

The Senator / Cannae Campaign Has Been All About Misinformation and Hostile Tactics, Not Value (Cont'd)

Senator/Cannae's torrent of misinformation obfuscates the facts in an attempt to take value from CoreLogic shareholders

Senator/Cannae Have Made Many Erroneous Claims…	…While In Fact:
Claim that new directors are needed at CoreLogic *"A Majority of the Board Should Be Replaced to Protect Shareholder Value"* *– Senator/Cannae Presentation (10/21)* *"The long average tenure of the Board undermines its independence"* *– Senator/Cannae Presentation (10/21)*	✓ This is an incredibly strong Board with deep knowledge of the industry and extensive experience evaluating M&A • 9 of 12 directors have financial and/or public company M&A experience, and have collectively executed over $20 billion of public M&A transactions • All 12 directors have real estate, insurance, and/or technology experience • 7 of 12 directors have public company CEO / CFO / COO experience ✓ Our Board has presided over the transformation of CoreLogic into a leading information services company, which has delivered record financial results in 2020 ✓ We have appointed four new independent directors in the last three years • Since our spin-off of First American Financial, our average tenure actually is 6.3 years, much lower than the average tenure of 8.0 years[1] of the S&P 500 ✓ Senator/Cannae published outright falsehoods and mischaracterizations about director tenure, service and compensation. For example: • To pump up their misleading director tenure data, they claim Frank Martell has been a director for 10 years, when in fact he has only been a director since 2017; in fact, Frank has not been at the company for 10 years • In a failed attempt to portray our director compensation as excessive, they publish cumulative pay, when in fact we pay a standard director retainer in line with peers • To inflate their over-boarding claims, they include private company leadership roles and volunteer positions • To try to tarnish our Board's credentials and independence, their summary of key facts about our Board includes numerous inaccuracies, distortions and mischaracterizations
Claim that their nominees have industry experience and are "independent" *"Independent" Nominees Have Relevant and Proven Expertise"* *— Senator/Cannae Presentation (10/21)*	✓ <u>None</u> of their nominees appear to have management, operating or M&A experience in CoreLogic's industry ✓ Ms. Rabin's nomination appears to be a brazen attempt to win Glass Lewis support by nominating their former CEO and current Research Advisory Council member ✓ Several of their nominees have conflicts and issues ranging from • Potential links to or histories of previously working with Senator's Quentin Koffey or Cannae's Bill Foley • Several nominees have been involved with companies subject to serious investigations and litigation on issues ranging from manipulative marketing tactics, deceptive disclosures, and poorly-executed M&A to breach of fiduciary duty, amongst other issues ✓ Above all, <u>they are being nominated by the same party seeking to acquire the Company in a process run by the same nominees</u>

1. 2019 Spencer Stuart Board Index

32

TEN YEARS CoreLogic

The Senator / Cannae Campaign Has Been All About Misinformation and Hostile Tactics, Not Value (Cont'd)

Senator/Cannae's torrent of misinformation obfuscates the facts in an attempt to take value from CoreLogic shareholders

Senator/Cannae Have Made Many Erroneous Claims...	...While In Fact:
Make False Claims about our governance and process *"CoreLogic's Board Refuses to Engage"* *— Senator/Cannae Presentation (10/21)* *"Impedes Shareholders' Ability to Vote at a Special Meeting"* *— Senator/Cannae Presentation (10/21)*	**Every step of the way, the Board has been focused on shareholder value:** ✓ Met with Senator/Cannae and publicly provided projections and information a bidder would require to make a compelling proposal ✓ Proactively scheduled this Special Meeting, without requiring them to run a consent solicitation ✓ We have shareholder-friendly corporate governance provisions including allowing shareholders to call special meetings and act by written consent ✓ We are engaging with third parties indicating interest in a transaction at significantly higher values than Senator/Cannae's lowball $66 proposal
Assert that our adoption of a shareholder rights plan was not in shareholder interests *"Adopting a poison pill requiring a lengthy solicitation process"* *— Senator/Cannae Presentation (10/21)*	✓ We adopted a short-term shareholder rights plan in response to their rapid stealth accumulation to protect against the risk they could take control of the company without paying a takeover premium ✓ The Board proactively called the Special Meeting to allow shareholders to consider Senator and Cannae's proposals so there was no need to engage in a solicitation process. We assume they pursued the solicitation as a public relations move

33

TEN YEARS CoreLogic

The Senator / Cannae Campaign Has Been All About Misinformation and Hostile Tactics, Not Value (Cont'd)

Senator/Cannae's torrent of misinformation obfuscates the facts in an attempt to take value from CoreLogic shareholders

Senator/Cannae Have Made Many Erroneous Claims…	…While In Fact:
Claim that we were anything but above-board with our calling of the Special Meeting *"Publicly announcing the meeting while privately threatening us that the Board can refuse to replace directors and can unilaterally reschedule"* *— Senator/Cannae Presentation (10/21)*	✓ We proactively called the Special Meeting and we have publicly committed that the Board would appoint their nominees who receive the requisite vote to fill vacancies on the Board resulting from removals at the Special Meeting ✓ We never made such threats or claimed we would reschedule the meeting. We plan on holding the meeting as scheduled

34

TEN YEARS CoreLogic

More Reasons Why You Can't Trust Senator/Cannae

Their materials are replete with half-truths, mischaracterizations and falsehoods in an attempt to distract from their lowball, opportunistic proposal to try to take value from CoreLogic shareholders

- We engaged financial advisors before they launched the hostile bid – **COMPLETE FALSEHOOD**
- We pre-released our 2Q 2020 earnings to get in front of the hostile bid – **COMPLETE FALSEHOOD**
- We refused to engage with them before they launched their hostile bid – **COMPLETE FALSEHOOD**
- We were not willing to call the Special Meeting – **COMPLETE FALSEHOOD**
- Senator/Cannae owned 15% when they made their initial filing – **COMPLETE FALSEHOOD**
- Our immaterial, ordinary course issuance of shares to our employee stock purchase plan (consistent with previous quarters) was a tactic to foil the Special Meeting – **COMPLETE FALSEHOOD**
- CoreLogic misses expectations – **COMPLETE FALSEHOOD**[1]

With this track record of falsehoods, can you trust ANYTHING Senator/Cannae say?

35

1. We have met or beat our adjusted EBITDA guidance in all 13 quarters in which we have issued it

TEN YEARS CoreLogic

Reconciliation of Adjusted EBITDA Historical Results ($ in millions, unaudited) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Net Income/(Loss) from Continuing $ 16.4 $ 42.1 $ 8.7 $ 6.9 $ (7.9) $ (15.6) $ 31.7 $ 25.5 $ 24.3 $ 51.1 $ 102.5 Operations Income Taxes (4 .6) 12.8 16.2 5.7 (2.3) (18.3) 11.7 7.2 10.0 19.3 (9 .2) Share-based Compensation 8.6 10.9 9.5 7.5 9.7 7.6 8.8 9.2 8.0 13.4 12.5 Non-Operating Losses/(Gains) 0.4 (0.3) (1.4) (1 6.7) 2.5 18.0 (1 .2) 7.4 4.1 (4 .4) (35.3) Efficiency Investments and other 0.5 4.7 6.6 9.2 13.0 12.6 6.4 7.5 5.0 5.1 7.7 Transaction Costs 2.0 2.6 2.1 4.6 1.7 1.9 1.7 1.9 2.5 (2.5) 0.8 Unsolicited Proposal Related Costs - - - - - - - - - - 36.7 Depreciation and Amortization 43.7 44.7 45.6 47.2 46.4 44.0 42.4 42.3 43.6 43.5 43.6 Impairment Loss - 0.0 - 7.6 - 47.8 - - - 1.2 - Interest Expense 17.2 18.8 19.1 19.0 18.7 19.2 19.5 18.7 17.8 17.6 16.9 Amortization of Acquired Software (Equity 0.2 0.2 0.2 0.2 0.1 0.1 0.1 0.1 - - - in earnings of Affliates) Adjusted EBITDA $ 84.4 $ 136.6 $ 106.6 $ 91.1 $ 82.0 $ 117.2 $ 121.0 $ 119.9 $ 115.1 $ 144.3 $ 176.3 36Reconciliation of Adjusted EBITDA Historical Results ($ in millions, unaudited) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Net Income/(Loss) from Continuing $ 16.4 $ 42.1 $ 8.7 $ 6.9 $ (7.9) $ (15.6) $ 31.7 $ 25.5 $ 24.3 $ 51.1 $ 102.5 Operations Income Taxes (4 .6) 12.8 16.2 5.7 (2.3) (18.3) 11.7 7.2 10.0 19.3 (9 .2) Share-based Compensation 8.6 10.9 9.5 7.5 9.7 7.6 8.8 9.2 8.0 13.4 12.5 Non-Operating Losses/(Gains) 0.4 (0.3) (1.4) (1 6.7) 2.5 18.0 (1 .2) 7.4 4.1 (4 .4) (35.3) Efficiency Investments and other 0.5 4.7 6.6 9.2 13.0 12.6 6.4 7.5 5.0 5.1 7.7 Transaction Costs 2.0 2.6 2.1 4.6 1.7 1.9 1.7 1.9 2.5 (2.5) 0.8 Unsolicited Proposal Related Costs - - - - - - - - - - 36.7 Depreciation and Amortization 43.7 44.7 45.6 47.2 46.4 44.0 42.4 42.3 43.6 43.5 43.6 Impairment Loss - 0.0 - 7.6 - 47.8 - - - 1.2 - Interest Expense 17.2 18.8 19.1 19.0 18.7 19.2 19.5 18.7 17.8 17.6 16.9 Amortization of Acquired Software (Equity 0.2 0.2 0.2 0.2 0.1 0.1 0.1 0.1 - - - in earnings of Affliates) Adjusted EBITDA $ 84.4 $ 136.6 $ 106.6 $ 91.1 $ 82.0 $ 117.2 $ 121.0 $ 119.9 $ 115.1 $ 144.3 $ 176.3 36

Reconciliation of Adjusted EPS Historical Results (per share, unaudited) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Net Income/(Loss) from Continuing $ 0.20 $ 0.51 $ 0.11 $ 0.08 $ (0.10) $ (0.19) $ 0.39 $ 0.32 $ 0.30 $ 0.63 $ 1.26 Operations Share-based Compensation 0.10 0.13 0.12 0.09 0.12 0.09 0.11 0.11 0.10 0.17 0.15 Non-Operating Losses/(Gains) 0.01 - (0 .02) (0 .21) 0.03 0.22 (0 .02) 0.09 0.05 (0.06) (0.43) Efficiency Investments and other 0.01 0.06 0.08 0.11 0.16 0.15 0.08 0.09 0.06 0.06 0.10 Transaction Costs 0.02 0.03 0.03 0.06 0.02 0.02 0.02 0.02 0.03 (0.03) 0.01 Unsolicited Proposal Related Costs - - - - - - - - - - 0.45 (1) Depreciation and Amortization 0.22 0.23 0.23 0.24 0.24 0.23 0.21 0.21 0.21 0.21 0.22 Amortization of Acquired Software (Equity - - - - - - - - - - - in earnings of Affliates) Impairment Loss - - - 0.09 - 0.59 - - - 0.02 - Income Tax Effect (0.19) (0 .13) - (0.06) (0.14) (0 .44) (0 .08) (0.13) (0 .10) (0.08) (0.55) Adjusted EPS $ 0.37 $ 0.83 $ 0.55 $ 0.40 $ 0.33 $ 0.67 $ 0.71 $ 0.71 $ 0.65 $ 0.92 $ 1.21 1. Reflects the income tax effect on adjustments and the differential impact on assumed tax rate and effective tax rate 37Reconciliation of Adjusted EPS Historical Results (per share, unaudited) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Net Income/(Loss) from Continuing $ 0.20 $ 0.51 $ 0.11 $ 0.08 $ (0.10) $ (0.19) $ 0.39 $ 0.32 $ 0.30 $ 0.63 $ 1.26 Operations Share-based Compensation 0.10 0.13 0.12 0.09 0.12 0.09 0.11 0.11 0.10 0.17 0.15 Non-Operating Losses/(Gains) 0.01 - (0 .02) (0 .21) 0.03 0.22 (0 .02) 0.09 0.05 (0.06) (0.43) Efficiency Investments and other 0.01 0.06 0.08 0.11 0.16 0.15 0.08 0.09 0.06 0.06 0.10 Transaction Costs 0.02 0.03 0.03 0.06 0.02 0.02 0.02 0.02 0.03 (0.03) 0.01 Unsolicited Proposal Related Costs - - - - - - - - - - 0.45 (1) Depreciation and Amortization 0.22 0.23 0.23 0.24 0.24 0.23 0.21 0.21 0.21 0.21 0.22 Amortization of Acquired Software (Equity - - - - - - - - - - - in earnings of Affliates) Impairment Loss - - - 0.09 - 0.59 - - - 0.02 - Income Tax Effect (0.19) (0 .13) - (0.06) (0.14) (0 .44) (0 .08) (0.13) (0 .10) (0.08) (0.55) Adjusted EPS $ 0.37 $ 0.83 $ 0.55 $ 0.40 $ 0.33 $ 0.67 $ 0.71 $ 0.71 $ 0.65 $ 0.92 $ 1.21 1. Reflects the income tax effect on adjustments and the differential impact on assumed tax rate and effective tax rate 37